FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Flushing Financial Corporation (the "Corporation") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Monica C. Passick, Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

By: /s/Monica C. Passick
     Monica C. Passick
     Chief Financial Officer
     August 12, 2003

A signed original of this written statement required by Section 906 has been provided to Flushing Financial Corporation and will be retained by Flushing Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.